Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	March 31, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 182.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 37.8%
Air Canada 4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		$2,800	$2,776
Alorica, Inc. 7.006% (LIBOR03M + 6.000%) due 12/11/2025 «~		18,957	18,603
Caesars Resort Collection LLC 3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		12,345	12,298
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	29,623	32,388
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$3,448	3,377
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		18,409	18,299
Clear Channel Outdoor Holdings, Inc. 3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,575	11,399
Coty, Inc.
2.365% (LIBOR03M + 2.250%) due 04/07/2025 ~		1,681	1,644
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	30,310	32,860
Cromwell EREIT Lux Finco SARL 1.500% (EUR003M + 1.500%) due 11/21/2024 «~		6,800	7,314
DirecTV Financing LLC 5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		$5,157	5,159
Enterprise Merger Sub, Inc. 4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~		63,880	42,959
Forest City Enterprises LP 3.957% (LIBOR03M + 3.500%) due 12/08/2025 ~		106	106
Frontier Communications Corp. 4.813% (LIBOR03M + 3.750%) due 05/01/2028 ~		13,951	13,749
Galderma 4.756% (LIBOR03M + 3.750%) due 10/01/2026 ~		6	6
Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		46,547	46,590
8.750% due 10/18/2027 «	CAD	10,181	8,164
Gibson Brands, Inc. 5.750% (LIBOR03M + 5.000%) due 08/11/2028 «~		$6,300	6,198
Instant Brands Holdings, Inc. 5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~		20,613	19,273
Intelsat Jackson Holdings SA
4.920% due 02/01/2029		14,445	14,232
KKR Apple Bidco LLC 6.250% (LIBOR03M + 5.750%) due 09/21/2029 ~		1,700	1,694
LifeMiles Ltd. 6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		7,048	6,971
NAC Aviation 29 DAC
TBD% - 0.500% due 06/27/2022		19,000	12,065
2.854% (LIBOR03M + 2.350%) due 06/11/2023 «~		4,571	2,948
2.876% (LIBOR03M + 2.372%) due 06/08/2022 «~		3,929	2,534
9.000% due 09/16/2022 «		3,423	3,497
Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		2,851	2,833
Project Quasar Pledgco SLU 3.250% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	13,002	14,267
Promotora de Informaciones SA 6.000% (EUR003M + 6.000%) due 11/30/2022 ~		38,566	41,420
PUG LLC 3.957% (LIBOR03M + 3.500%) due 02/12/2027 ~		$10,866	10,683
Quantum Bidco Ltd. 6.505% due 01/29/2028 «	GBP	20,000	25,715
Republic of Cote d'lvoire 5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,000	1,108
Royal Caribbean Cruises Ltd. TBD% due 10/12/2022		$14,200	13,934
Scientific Games International, Inc. 3.207% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,781	1,775
Sequa Mezzanine Holdings LLC 7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		21,343	21,390
Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 07/02/2025 ~	PLN	31,054	6,411
4.105% (BP0003M + 4.000%) due 07/02/2025 ~	GBP	20,000	24,390
Softbank Vision Fund 5.000% due 12/21/2025 «		$27,338	27,338
Sound United 6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		988	986
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(b)	EUR	50,482	48,515

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Steenbok Lux Finco 2 SARL (7.875% PIK) 7.875% (EUR003M + 7.875%) due 12/29/2022 ~(b)		1,670	1,894
Sunseeker International Ltd. TBD% - 6.496% (LIBOR03M + 5.500%) due 10/31/2028 «~µ		$22,100	22,043
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		38,922	37,930
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		22,468	21,415
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		32,842	31,372
Telemar Norte Leste SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		35,560	14,046
TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 08/22/2024 ~		9,874	9,753
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~		9,874	9,708
U.S. Renal Care, Inc. 5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		5,103	4,712
United Airlines, Inc. 4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,382	2,358
Veritas U.S., Inc. 6.006% (LIBOR03M + 5.000%) due 09/01/2025 ~		8,309	7,817
Viad Corp. 5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		6,169	6,107
Yahoo(Verizon Media) 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		15,650	15,582

Total Loan Participations and Assignments (Cost $794,579)			752,605

CORPORATE BONDS & NOTES 54.1%
BANKING & FINANCE 12.2%
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	20,927	21,053
2.625% due 04/28/2025 (k)		7,000	7,318
3.625% due 09/24/2024 (k)		7,800	8,359
5.375% due 01/18/2028 •(k)		6,000	4,392
8.000% due 01/22/2030 •(k)		2,514	1,895
10.500% due 07/23/2029 (k)		12,177	9,921
Barclays PLC 7.125% due 06/15/2025 •(g)(h)(k)	GBP	300	416
Claveau Re Ltd. 17.758% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(k)		$3,400	3,175
Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,700	1,784
5.200% due 01/28/2029 «•		1,100	1,152
Credit Suisse Group AG
5.250% due 02/11/2027 •(g)(h)(k)		$700	649
6.375% due 08/21/2026 •(g)(h)(k)		600	594
7.125% due 07/29/2022 •(g)(h)(k)		200	201
7.250% due 09/12/2025 •(g)(h)(k)		200	202
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (k)		19,500	19,307
FloodSmart Re Ltd.
14.088% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(k)		3,920	3,887
17.838% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(k)		1,120	1,069
Intelsat Jackson Holdings SA 5.500% due 08/01/2023 «		69,585	0
Jefferson Capital Holdings LLC 6.000% due 08/15/2026 (k)		6,300	6,021
JPMorgan Chase Bank NA 7.500% due 06/19/2035	IDR	228,824,000	16,407
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (k)		$3,600	3,544
4.500% due 09/01/2026 (k)		1,200	1,207
4.500% due 01/15/2028 (k)		200	202
5.750% due 02/01/2027 (k)		5,100	5,409
NAC Aviation 29 DAC
4.790% due 02/27/2024 «(i)		2,453	1,734
4.920% due 02/27/2026 «(i)		6,138	4,355
6.580% due 03/14/2025 «(i)		3,921	2,967
Sanders Re Ltd. 12.040% (SOFRRATE + 11.750%) due 04/09/2029 «~		4,164	4,164
Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	19,125
6.500% due 02/15/2029 (k)		26,904	25,119
7.875% due 02/15/2025 (k)		19,000	19,764
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 (k)		49,287	45,776
XP, Inc. 3.250% due 07/01/2026 (k)		2,300	2,181

			243,349

INDUSTRIALS 32.4%
Altice Financing SA 5.750% due 08/15/2029 (k)		6,053	5,511

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (k)		811	779
3.700% due 04/01/2028 (k)		2,189	2,117
American Airlines, Inc. 5.500% due 04/20/2026 (k)		4,000	4,036
Bombardier, Inc.
7.125% due 06/15/2026 (k)		17,600	17,269
7.500% due 03/15/2025 (k)		6,332	6,372
CGG SA
7.750% due 04/01/2027 (k)	EUR	8,900	9,961
8.750% due 04/01/2027 (k)		$25,253	25,437
Community Health Systems, Inc. 8.000% due 03/15/2026 (k)		28,000	29,192
Coty, Inc. 3.875% due 04/15/2026 (k)	EUR	7,300	7,877
Deluxe Corp. 8.000% due 06/01/2029 (k)		$1,051	1,069
DISH DBS Corp. 5.250% due 12/01/2026 (k)		5,630	5,373
Dufry One BV 2.000% due 02/15/2027 (k)	EUR	1,179	1,171
Endurance International Group Holdings, Inc. 6.000% due 02/15/2029 (k)		$15,400	13,315
Envision Healthcare Corp. 8.750% due 10/15/2026 (k)		23,228	11,232
Foodco Bondco SA 6.250% due 05/15/2026 (k)	EUR	9,000	8,758
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (k)		$5,398	5,000
Full House Resorts, Inc. 8.250% due 02/15/2028 (k)		1,643	1,682
Grifols Escrow Issuer SA 3.875% due 10/15/2028 (k)	EUR	3,600	3,799
Guara Norte SARL 5.198% due 06/15/2034 (k)		$5,490	5,044
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		48,922	48,922
Iris Holdings, Inc. (8.750% Cash or 9.500% PIK) 8.750% due 02/15/2026 (b)(k)		17,500	17,522
Melco Resorts Finance Ltd. 5.375% due 12/04/2029 (k)		200	171
MGM China Holdings Ltd.
4.750% due 02/01/2027 (k)		1,300	1,146
5.375% due 05/15/2024 (k)		2,600	2,442
MPH Acquisition Holdings LLC
5.500% due 09/01/2028 (k)		4,109	3,948
5.750% due 11/01/2028 (k)		17,000	15,381
NCL Corp. Ltd. 5.875% due 02/15/2027 (k)		6,383	6,295
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		200	199
Petroleos Mexicanos
6.625% due 06/15/2035 (k)		5,250	4,715
6.700% due 02/16/2032		2,378	2,262
6.750% due 09/21/2047 (k)		42,909	34,959
Petrorio Luxembourg Trading Sarl 6.125% due 06/09/2026 (k)		3,445	3,452
Rolls-Royce PLC
1.625% due 05/09/2028 (k)	EUR	3,000	2,947
3.625% due 10/14/2025 (k)		$6,972	6,772
4.625% due 02/16/2026 (k)	EUR	100	117
5.750% due 10/15/2027 (k)		$16,584	17,054
Seagate HDD Cayman 4.091% due 06/01/2029 (k)		2,600	2,528
Spirit Airlines Pass-Through Trust 4.100% due 10/01/2029 (k)		330	323
Stagwell Global LLC 5.625% due 08/15/2029 (k)		1,500	1,417
Standard Industries, Inc.
2.250% due 11/21/2026 (k)	EUR	1,300	1,351
4.375% due 07/15/2030 (k)		$7,800	7,154
Studio City Finance Ltd. 5.000% due 01/15/2029 (k)		7,700	5,873
Times Square Hotel Trust 8.528% due 08/01/2026		533	544
Topaz Solar Farms LLC 5.750% due 09/30/2039 (k)		17,690	19,465
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		291	244
U.S. Renal Care, Inc. 10.625% due 07/15/2027 (k)		20,402	19,466
Vale SA 3.202% due 12/29/2049 «~(g)	BRL	340,000	36,504
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		$22,099	20,992

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Victors Merger Corp. 6.375% due 05/15/2029 (k)		2,300	1,887
Viking Cruises Ltd. 13.000% due 05/15/2025 (k)		100	111
Viking Ocean Cruises Ship Ltd. 5.625% due 02/15/2029 (k)		14,500	13,263
VOC Escrow Ltd. 5.000% due 02/15/2028 (k)		15,000	13,982
WESCO Aircraft HLDGS, Inc. 10.500% due 11/15/2026 «		82,371	86,700
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		53,575	54,629
Wynn Las Vegas LLC 5.500% due 03/01/2025 (k)		23,076	23,108
Wynn Macau Ltd.
4.875% due 10/01/2024 (k)		500	469
5.500% due 01/15/2026 (k)		1,800	1,640
5.500% due 10/01/2027 (k)		600	520

			645,468

UTILITIES 9.5%
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (b)		4,625	1,029
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023 (k)		48,000	47,422
FEL Energy SARL 5.750% due 12/01/2040 (k)		9,648	8,678
Gazprom PJSC via Gaz Finance PLC 3.000% due 06/29/2027		200	85
NGD Holdings BV 6.750% due 12/31/2026		1,113	384
Oi SA 10.000% due 07/27/2025 (k)		25,900	19,648
Pacific Gas & Electric Co.
4.200% due 06/01/2041 (k)		7,500	6,536
4.450% due 04/15/2042 (k)		448	398
4.600% due 06/15/2043 (k)		8,128	7,240
4.750% due 02/15/2044 (k)		21,408	19,431
4.950% due 07/01/2050 (k)		24,700	23,362
Peru LNG SRL 5.375% due 03/22/2030 (k)		12,625	11,197
Petrobras Global Finance BV
6.750% due 06/03/2050 (k)		19,771	19,452
6.900% due 03/19/2049 (k)		15,000	14,928
Talen Energy Supply LLC
7.250% due 05/15/2027		5,000	4,680
7.625% due 06/01/2028		5,000	4,641

			189,111

Total Corporate Bonds & Notes (Cost $1,154,420)			1,077,928

CONVERTIBLE BONDS & NOTES 2.5%
BANKING & FINANCE 1.5%
Corestate Capital Holding SA 1.375% due 11/28/2022 (k)	EUR	7,300	6,968
PennyMac Corp. 5.500% due 03/15/2026 (k)		$24,225	23,241

			30,209

INDUSTRIALS 1.0%
DISH Network Corp. 3.375% due 08/15/2026 (k)		3,700	3,338
Vnet Group, Inc. 0.000% due 02/01/2026 (f)(k)		20,000	16,020

			19,358

Total Convertible Bonds & Notes (Cost $53,578)			49,567

MUNICIPAL BONDS & NOTES 1.9%
PUERTO RICO 1.8%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		11,936	6,430
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (f)		3,076	1,781
4.000% due 07/01/2033		2,390	2,340
4.000% due 07/01/2035		2,149	2,080
4.000% due 07/01/2037		1,844	1,777
4.000% due 07/01/2041		2,507	2,390
4.000% due 07/01/2046		2,608	2,464

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (f)	1,230	1,123
5.250% due 07/01/2023	2,670	2,736
CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021 0.000% due 01/01/2045 ^(c)(f)	13,300	12,934

		36,055

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	25,000	2,434

Total Municipal Bonds & Notes (Cost $38,776)		38,489

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)	25,175	3,136
3.000% due 12/25/2032 - 01/25/2051 (a)(k)	15,387	2,251
3.500% due 05/25/2030 - 04/25/2050 (a)(k)	17,500	2,835
4.000% due 09/25/2051 (a)(k)	29,947	5,490
4.500% due 07/25/2045 - 12/25/2047 (a)(k)	4,727	828
5.000% due 08/25/2043 (a)(k)	3,436	651
Freddie Mac
2.000% due 11/25/2050 - 01/25/2051 (a)(k)	21,079	2,120
2.500% due 03/25/2051 (a)(k)	17,322	2,594
3.000% due 11/25/2050 - 09/25/2051 (a)(k)	53,091	8,026
3.500% due 04/25/2041 - 08/25/2051 (a)(k)	30,893	4,290
4.000% due 11/25/2048 - 06/25/2051 (a)(k)	17,667	3,252
4.500% due 12/25/2050 - 07/25/2051 (a)(k)	11,620	1,957
5.603% due 07/15/2042 •(a)(k)	2,226	333
5.803% due 03/15/2043 - 11/15/2047 •(a)(k)	11,223	1,482

Total U.S. Government Agencies (Cost $36,406)		39,245

NON-AGENCY MORTGAGE-BACKED SECURITIES 42.0%
280 Park Avenue Mortgage Trust 3.134% due 09/15/2034 •(k)	4,750	4,647
Ashford Hospitality Trust
2.497% due 04/15/2035 •(k)	2,500	2,424
3.497% due 04/15/2035 •(k)	8,700	8,250
Atrium Hotel Portfolio Trust
3.447% due 12/15/2036 •(k)	1,111	1,048
3.797% due 06/15/2035 •(k)	11,037	10,523
Austin Fairmont Hotel Trust 2.647% due 09/15/2032 ~(k)	6,000	5,728
Banc of America Funding Trust
0.697% due 06/26/2036 •(k)	3,818	3,408
1.396% due 09/26/2036 ~	4,511	3,729
5.750% due 05/26/2036	426	360
Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(k)	15,650	14,270
3.947% due 07/15/2037 •(k)	4,278	4,163
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 ~(k)	16,240	15,277
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~	1,548	161
Beast Mortgage Trust
3.847% due 03/15/2036 •(k)	5,750	5,712
4.847% due 03/15/2036 •(k)	7,125	7,084
Beneria Cowen & Pritzer Collateral Funding Corp. 4.035% due 06/15/2038 ~(k)	5,000	4,834
Braemar Hotels & Resorts Trust 2.797% due 06/15/2035 •(k)	5,000	4,845
BX Commercial Mortgage Trust
3.547% due 07/15/2034 •(k)	9,290	9,266
4.647% due 07/15/2034 •(k)	6,800	6,748
Citigroup Commercial Mortgage Trust
3.197% due 12/15/2036 •(k)	8,811	8,606
3.518% due 05/10/2035 ~(k)	1,300	1,267
3.790% due 12/15/2072 ~(k)	4,600	3,853
Colony Mortgage Capital Ltd. 3.118% due 11/15/2038 •(k)	15,000	14,637
Commercial Mortgage Trust
1.947% due 06/15/2034 •(k)	4,950	4,740
2.791% due 06/15/2034 •(k)	7,400	6,960
Connecticut Avenue Securities Trust 2.849% due 12/25/2041 •(k)	4,300	3,907
CRSNT Commercial Mortgage Trust 3.900% due 04/15/2036 •(k)	7,000	6,868
DBWF Mortgage Trust 3.467% due 12/19/2030 •(k)	29,075	28,382
Deutsche Mortgage & Asset Receiving Corp. 0.667% due 11/27/2036 •	6,300	5,694
DOLP Trust
0.665% due 05/10/2041 ~(a)(k)	309,500	14,233

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

3.704% due 05/10/2041 ~(k)		29,000	23,258
DROP Mortgage Trust 3.150% due 04/15/2026 •(k)		5,500	5,310
Extended Stay America Trust 4.097% due 07/15/2038 •(k)		18,685	18,332
Freddie Mac
3.849% due 02/25/2042 •(k)		8,400	8,237
4.849% due 02/25/2042 •(k)		4,000	3,763
7.599% due 10/25/2041 •(k)		22,000	20,955
8.599% due 02/25/2042 •(k)		1,200	1,139
GCT Commercial Mortgage Trust 3.747% due 02/15/2038 •(k)		49,700	47,910
Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «		13,000	260
0.000% due 04/15/2031 «		27,000	540
GS Mortgage Securities Corp. Trust 2.947% due 11/15/2032 •(k)		10,782	10,625
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)		197,136	7,533
0.010% due 12/25/2060 ~		238	236
0.165% due 12/25/2060 ~(a)		174,052	951
3.608% due 12/25/2060 ~(k)		34,468	31,187
Hawaii Hotel Trust
3.147% due 05/15/2038 •		5,000	4,880
3.147% due 05/15/2038 •(k)		34,720	33,889
Hilton Orlando Trust 3.197% due 12/15/2034 •(k)		10,953	10,702
Hilton USA Trust 6.155% due 11/05/2035 (k)		6,017	5,932
HPLY Trust 3.547% due 11/15/2036 •(k)		1,729	1,663
InTown Hotel Portfolio Trust 4.647% due 01/15/2033 •(k)		13,100	12,982
J.P. Morgan Chase Commercial Mortgage Securities Trust 2.597% due 02/15/2035 ~(k)		1,000	990
JP Morgan Alternative Loan Trust 0.737% due 03/25/2037 ~(k)		17,141	18,280
JP Morgan Chase Commercial Mortgage Securities Trust
2.789% due 07/05/2033 •(k)		5,012	4,994
3.139% due 07/05/2033 •(k)		10,000	9,953
3.497% due 03/15/2036 •(k)		25,550	24,863
4.247% due 03/15/2036 •(k)		9,500	9,203
JP Morgan Resecuritization Trust 0.377% due 12/27/2046 •		9,191	7,872
Morgan Stanley Capital Trust
2.597% due 11/15/2034 •(k)		5,370	5,300
3.547% due 11/15/2034 •(k)		3,357	3,288
3.744% due 12/15/2036 •(k)		3,533	3,485
Morgan Stanley Re-REMIC Trust 1.336% due 03/26/2037 þ(k)		3,870	3,927
MRCD Mortgage Trust 2.718% due 12/15/2036 (k)		28,715	25,948
Natixis Commercial Mortgage Securities Trust
2.647% due 11/15/2034 •(k)		6,000	5,772
3.790% due 11/15/2032 ~(k)		15,192	15,058
New Orleans Hotel Trust 3.086% due 04/15/2032 ~(k)		7,491	7,152
New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(k)		1,242	1,203
3.994% due 07/25/2059 ~(k)		5,000	4,223
4.328% due 07/25/2055 ~		1,000	969
PMT Credit Risk Transfer Trust 3.357% due 02/27/2024 •(k)		20,505	20,626
PRET LLC 3.967% due 09/25/2051 þ(k)		17,900	16,873
Ready Capital Mortgage Financing LLC 4.207% due 04/25/2038 •(k)		7,000	6,915
Residential Accredit Loans, Inc. Trust 0.877% due 06/25/2037 •		938	924
Seasoned Credit Risk Transfer Trust
4.250% due 09/25/2060 (k)		6,220	5,948
4.250% due 03/25/2061 ~		3,263	3,120
4.266% due 05/25/2057 ~		17,962	10,260
4.750% due 10/25/2058 ~(k)		2,360	2,282
9.212% due 11/25/2060 ~		5,548	5,294
11.058% due 09/25/2060 ~		4,250	3,896
SFO Commercial Mortgage Trust
3.297% due 05/15/2038 •(k)		18,000	17,452
4.047% due 05/15/2038 •(k)		6,000	5,804
Tharaldson Hotel Portfolio Trust 3.770% due 11/11/2034 •(k)		5,025	4,837
Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10,853	35,834
3.586% due 07/15/2059 ~		10,843	14,146
4.586% due 07/15/2059 •		5,421	7,098
5.086% due 07/15/2059 •		10,844	14,522

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

6.086% due 07/15/2059 •	5,193	6,826
VASA Trust
3.547% due 07/15/2039 •(k)	$10,000	9,832
4.297% due 07/15/2039 •(k)	7,000	6,888
Verus Securitization Trust 3.195% due 10/25/2063 ~	1,800	1,762
Waikiki Beach Hotel Trust
2.427% due 12/15/2033 •(k)	3,000	2,917
3.077% due 12/15/2033 •(k)	5,000	4,742
WaMu Mortgage Pass-Through Certificates Trust
0.951% due 07/25/2047 •(k)	2,477	2,202
1.507% due 12/25/2045 •(k)	11,565	10,579
Wells Fargo Mortgage-Backed Securities Trust 2.494% due 10/25/2036 ~	299	293

Total Non-Agency Mortgage-Backed Securities (Cost $863,069)		836,260

ASSET-BACKED SECURITIES 15.1%
ACE Securities Corp. Home Equity Loan Trust 1.042% due 02/25/2036 •(k)	6,360	5,800
Asset-Backed Securities Corp. Home Equity Loan Trust 0.687% due 05/25/2037 •	6,082	4,819
Ayresome CDO Ltd. 0.980% due 12/08/2045 •	27,273	15,122
Bear Stearns Asset-Backed Securities Trust 1.117% due 01/25/2037 •	6,302	5,887
BSPRT Issuer Ltd. 2.797% due 05/15/2029 •(k)	5,000	4,931
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(f)	10	3,780
College Avenue Student Loans LLC 4.120% due 07/25/2051	1,750	1,672
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	841,075	573
0.381% due 08/02/2049 •	29,935	532
Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)	7	3,849
0.000% due 08/15/2031 «(f)	8	5,670
0.000% due 12/15/2033 «(f)	14	16,713
First Franklin Mortgage Loan Trust 0.767% due 10/25/2036 •(k)	4,000	3,388
First NLC Trust 1.477% due 12/25/2035 ~	3,219	3,104
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(f)	10	3,167
FREED ABS Trust 0.000% due 09/20/2027 «(f)	4	1,194
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~	27,000	18,291
Home Equity Mortgage Loan Asset-Backed Trust 0.627% due 04/25/2037 •(k)	7,829	6,052
KKR CLO Ltd. 0.000% due 04/20/2034 ~	10,000	8,377
Long Beach Mortgage Loan Trust 1.162% due 11/25/2035 •(k)	10,014	9,697
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~	5,600	3,642
Marlette Funding Trust 0.000% due 09/16/2030 «(f)	38	6,150
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~	349,833	5,483
0.000% due 11/25/2058 ~	294,217	1,504
3.544% due 11/25/2058 ~(k)	16,205	12,695
3.571% due 04/25/2057 ~(k)	19,586	16,690
Montauk Point CDO Ltd.
0.526% due 04/06/2046 ~	327,058	9,340
0.531% due 10/06/2042 •	213,556	18,098
Morgan Stanley ABS Capital, Inc. Trust 1.567% due 07/25/2035 •(k)	6,910	6,283
Morgan Stanley Capital, Inc. Trust 0.817% due 03/25/2036 •(k)	2,626	2,312
Myers Park CLO Ltd. 0.000% due 10/20/2030 ~	13,000	8,924
NAC Aviation PPN 6.730% due 03/15/2027 «(i)	4,442	3,564
Option One Mortgage Loan Trust 0.697% due 04/25/2037 •(k)	3,969	2,689
PRET LLC 3.721% due 07/25/2051 þ	2,600	2,422
Renaissance Home Equity Loan Trust 5.586% due 11/25/2036 þ	7,939	3,624
Securitized Asset-Backed Receivables LLC Trust 0.957% due 03/25/2036 •(k)	1,585	1,188
Sierra Madre Funding Ltd. 0.669% due 09/07/2039 •	1,300	1,080

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Specialty Underwriting & Residential Finance Trust 0.757% due 09/25/2037 •(k)		24,464	11,843
Structured Asset Investment Loan Trust 0.977% due 05/25/2036 •		14,747	6,907
Structured Asset Securities Corp. Mortgage Loan Trust
0.657% due 06/25/2037 •(k)		6,212	4,840
0.697% due 01/25/2037 •(k)		10,000	7,289
0.757% due 04/25/2036 •(k)		20,247	19,646
Structured Finance Advisors ABS CDO Ltd. 0.214% due 07/02/2037 •		42,827	9,858
Summer Street Ltd. 0.833% due 12/06/2045 •		50,114	12,161

Total Asset-Backed Securities (Cost $337,426)			300,850

SOVEREIGN ISSUES 5.6%
Argentina Government International Bond
0.500% due 07/09/2030 þ(k)		17,043	5,752
1.125% due 07/09/2035 þ(k)		3,348	1,028
2.000% due 01/09/2038 þ(k)		2,899	1,102
2.500% due 07/09/2041 þ(k)		41,970	14,899
Ecuador Government International Bond
1.000% due 07/31/2035 þ(k)		3,300	2,161
5.000% due 07/31/2030 þ(k)		19,720	16,524
Egypt Government International Bond
6.375% due 04/11/2031	EUR	5,240	4,978
7.500% due 02/16/2061 (k)		$6,650	5,302
Nigeria Government International Bond 8.250% due 09/28/2051 (k)		3,600	3,145
Romania Government International Bond
2.750% due 04/14/2041 (k)	EUR	5,800	4,940
2.875% due 04/13/2042 (k)		4,000	3,406
Russia Government International Bond
5.100% due 03/28/2035		$200	35
5.625% due 04/04/2042		4,200	1,449
South Africa Government International Bond 8.875% due 02/28/2035 (k)	ZAR	682,900	42,016
Ukraine Government International Bond 6.876% due 05/21/2029		$10,700	4,494

Total Sovereign Issues (Cost $121,038)			111,231

		SHARES
MUTUAL FUNDS 0.0%
PDOLS I LLC		10	0
RLM LLC		10	0

Total Mutual Funds (Cost $0)			0

COMMON STOCKS 1.0%
FINANCIALS 1.0%
Credit Suisse Group AG		115,607	918
Intelsat SA «(d)(i)		650,684	19,846

			20,764

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC «(d)		6,860	0

Total Common Stocks (Cost $39,775)			20,764

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «		136,286	647

Total Rights (Cost $0)			647

PREFERRED SECURITIES 3.3%
FINANCIALS 2.7%
Nationwide Building Society 10.250% ~		4,600	1,039

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(g)(k)	40,671,275	52,625

		53,664

INDUSTRIALS 0.6%
Voyager Aviation Holdings LLC 9.500% «	41,160	12,457

Total Preferred Securities (Cost $79,491)		66,121

REAL ESTATE INVESTMENT TRUSTS 3.3%
FINANCIALS 3.3%
AGNC Investment Corp.	1,270,500	16,644
Annaly Capital Management, Inc.	2,438,000	17,164
KKR Real Estate Finance Trust, Inc.	1,082,100	22,302
PennyMac Mortgage Investment Trust	556,200	9,394

Total Real Estate Investment Trusts (Cost $71,245)		65,504

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 13.9%
REPURCHASE AGREEMENTS (j) 3.4%		67,600

U.S. TREASURY BILLS 6.3%
0.466% due 04/12/2022 - 06/23/2022 (e)(f)(k)(m)(o)	124,600	124,483

U.S. TREASURY CASH MANAGEMENT BILLS 4.2%
0.715% due 07/19/2022 - 07/26/2022 (e)(f)(k)	84,100	83,906

Total Short-Term Instruments (Cost $275,986)		275,989

Total Investments in Securities (Cost $3,865,789)		3,635,200

Total Investments 182.5% (Cost $3,865,789)		$3,635,200
Financial Derivative Instruments (l)(n) 0.5%(Cost or Premiums, net $(2,554))		10,082
Other Assets and Liabilities, net (83.0)%		(1,653,260)

Net Assets 100.0%		$1,992,022

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.
(i)	RESTRICTED SECURITIES:
Issuer Description	Coupn	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Intelsat SA	01/29/2021 - 03/09/2021	$38,680	$19,846	1.00%
NAC Aviation 29 DAC4.790% due 02/27/2024	4.790	02/27/2024	09/22/2021	2,067	1,734	0.09
NAC Aviation 29 DAC4.920% due 02/27/2026	4.920	02/27/2026	09/17/2021	5,023	4,355	0.21
NAC Aviation 29 DAC6.580% due 03/14/2025	6.580	03/14/2025	09/22/2021	3,261	2,967	0.15
NAC Aviation PPN6.730% due 03/15/2027	6.730	03/15/2027	09/22/2021	3,655	3,564	0.18

$52,686	$32,466	1.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

IND	0.280%	03/31/2022	04/01/2022	$67,600	U.S. Treasury Bonds 2.875% due 05/15/2049	$(69,040)	$67,600	$67,601

Total Repurchase Agreements	$(69,040)	$67,600	$67,601

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements

BOM	0.630%	01/11/2022	04/11/2022	$(16,864)	$(16,888)
BOS	0.300	01/12/2022	04/12/2022	(10,061)	(10,067)
0.780	03/10/2022	06/10/2022	(8,096)	(8,100)
0.780	03/17/2022	06/10/2022	(6,703)	(6,705)
1.050	03/30/2022	06/28/2022	(6,097)	(6,097)
BPG	1.430	03/21/2022	04/01/2022	(884)	(885)
BPS	(4.000)	03/23/2022	TBD(2)	EUR	(1,533)	(1,694)
(0.420)	02/11/2022	05/11/2022	(4,036)	(4,463)
(0.330)	01/14/2022	05/05/2022	(53,281)	(58,900)
(0.330)	02/07/2022	05/09/2022	(3,163)	(3,497)
(0.320)	01/28/2022	04/28/2022	(3,145)	(3,477)
(0.320)	02/09/2022	05/10/2022	(1,047)	(1,158)
(0.300)	01/14/2022	05/05/2022	(5,810)	(6,423)
0.530	01/21/2022	05/12/2022	$(5,145)	(5,150)
0.550	07/23/2021	04/25/2022	(817)	(820)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

	0.550	09/28/2021	04/25/2022		(1,479)	(1,483)
	0.750	03/09/2022	05/12/2022		(15,137)	(15,144)
	0.750	03/16/2022	06/16/2022		(2,574)	(2,575)
	0.810	01/06/2022	04/07/2022		(8,755)	(8,772)
	0.870	03/04/2022	06/06/2022		(37,877)	(37,903)
	0.900	03/09/2022	06/09/2022		(39,057)	(39,079)
	0.960	03/17/2022	06/17/2022		(6,579)	(6,581)
	1.050	06/11/2021	06/01/2022		(6,016)	(6,068)
	1.060	01/05/2022	05/24/2022		(58,271)	(58,418)
	1.100	06/11/2021	04/18/2022		(4,554)	(4,595)
	1.100	02/08/2022	04/18/2022		(18,786)	(18,816)
	1.120	02/14/2022	05/16/2022		(9,577)	(9,591)
	1.120	03/23/2022	06/23/2022		(1,406)	(1,406)
	1.120	03/24/2022	06/24/2022		(6,043)	(6,045)
	1.170	02/01/2022	08/01/2022		(14,193)	(14,220)
	1.200	03/29/2022	06/02/2022		(9,494)	(9,495)
	1.220	03/14/2022	09/14/2022		(1,271)	(1,271)
	1.250	03/16/2022	09/16/2022		(20,172)	(20,183)
	1.420	03/23/2022	09/23/2022		(837)	(838)
	1.430	03/21/2022	09/22/2022		(4,626)	(4,628)
	1.430	03/22/2022	04/01/2022		(1,228)	(1,228)
	1.430	03/22/2022	09/23/2022		(3,532)	(3,534)
	1.430	04/01/2022	09/22/2022		(877)	(877)
	1.450	03/08/2022	09/08/2022		(41,658)	(41,698)
	1.670	03/24/2022	09/26/2022		(2,628)	(2,629)
BRC	(5.500)	03/12/2021	TBD(2)	EUR	(2,731)	(2,979)
	(1.000)	01/10/2022	TBD(2)		(1,252)	(1,383)
	(0.950)	03/31/2022	10/18/2023		(1,115)	(1,234)
	(0.550)	01/13/2022	04/25/2022		(1,240)	(1,370)
	(0.550)	03/29/2022	05/03/2022		(1,097)	(1,213)
	0.250	03/18/2022	TBD(2)		$(1,687)	(1,688)
	0.500	01/10/2022	04/11/2022		(17,822)	(17,843)
	0.650	03/18/2022	TBD(2)		(124)	(124)
	0.720	03/03/2022	05/09/2022		(3,445)	(3,447)
	0.780	01/31/2022	08/04/2022		(26,834)	(26,869)
	0.800	02/03/2022	05/06/2022		(39,333)	(39,383)
	0.805	10/06/2021	04/06/2022		(14,486)	(14,543)
	0.809	03/07/2022	06/10/2022		(382)	(382)
	0.870	03/10/2022	06/13/2022		(19,322)	(19,332)
	0.920	01/27/2022	04/27/2022		(3,709)	(3,715)
	0.926	02/15/2022	05/20/2022		(15,453)	(15,471)
	0.950	01/06/2022	07/06/2022		(8,454)	(8,473)
	0.990	02/18/2022	05/24/2022		(6,348)	(6,355)
	1.027	01/31/2022	08/04/2022		(3,249)	(3,255)
	1.466	03/21/2022	06/24/2022		(35,290)	(35,306)
BYR	0.560	01/26/2022	04/29/2022		(95,830)	(95,927)
	0.560	03/30/2022	04/29/2022		(1,933)	(1,933)
	0.890	03/25/2022	09/26/2022		(37,049)	(37,055)
CEW	(0.350)	01/13/2022	04/25/2022	EUR	(2,683)	(2,965)
	0.710	03/21/2022	TBD(2)		$(8,452)	(8,454)
	0.710	03/24/2022	TBD(2)		(1,888)	(1,888)
	0.810	02/04/2022	05/06/2022		(20,342)	(20,368)
	0.930	01/26/2022	07/26/2022		(11,390)	(11,409)
	0.980	01/12/2022	07/12/2022		(73,552)	(73,710)
	1.100	03/14/2022	04/14/2022		(12,391)	(12,398)
	1.250	02/16/2022	08/15/2022		(4,807)	(4,814)
CIB	1.150	03/16/2022	06/16/2022		(7,549)	(7,553)
	1.150	03/17/2022	06/16/2022		(564)	(564)
	1.250	03/18/2022	06/16/2022		(6,449)	(6,452)
IND	0.320	02/02/2022	05/06/2022		(13,187)	(13,194)
	0.330	11/05/2021	05/05/2022		(1,188)	(1,190)
	0.430	02/18/2022	05/05/2022		(5,703)	(5,706)
	0.470	02/02/2022	05/06/2022		(597)	(597)
	0.980	03/14/2022	09/14/2022		(6,126)	(6,129)
JML	(5.500)	07/01/2021	TBD(2)	EUR	(2,362)	(2,587)
	(4.000)	09/24/2021	TBD(2)		(167)	(183)
	(1.000)	02/18/2022	TBD(2)		(9,000)	(9,944)
	(0.500)	01/05/2022	04/05/2022		(101)	(112)
	(0.450)	01/05/2022	TBD(2)		(14,891)	(16,455)
	(0.450)	02/11/2022	TBD(2)		(589)	(651)
	(0.420)	09/23/2021	TBD(2)		(2,055)	(2,268)
	(0.400)	10/01/2021	TBD(2)		(13,731)	(15,158)
	(0.400)	01/13/2022	04/28/2022		(2,885)	(3,189)
	(0.380)	01/13/2022	04/25/2022		(785)	(868)
	(0.350)	01/19/2022	04/19/2022		(7,424)	(8,207)
	(0.350)	03/30/2022	04/22/2022		$(4,389)	(4,389)
	0.550	03/18/2022	05/06/2022		(4,097)	(4,097)
	0.600	03/18/2022	05/06/2022		(2,734)	(2,735)
	0.650	03/18/2022	05/06/2022		(16,702)	(16,706)
	0.700	03/18/2022	05/06/2022		(15,912)	(15,916)
	1.000	10/25/2021	TBD(2)	GBP	(298)	(392)
	1.000	02/17/2022	05/17/2022		$(16,753)	(16,773)
	1.070	03/04/2022	06/06/2022		(4,152)	(4,155)
	1.080	02/17/2022	05/17/2022		(13,252)	(13,269)
	1.120	03/04/2022	06/06/2022		(57,292)	(57,342)
MBC	5.250	01/05/2022	TBD(2)	ZAR	(584,110)	(40,451)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

MEI	(5.500)	01/05/2022	04/06/2022	EUR	(211)	(230)
(1.000)	02/18/2022	04/06/2022	(618)	(682)
1.150	03/08/2022	09/08/2022	$(28,143)	(28,165)
NOM	0.550	03/18/2022	TBD(2)	(3,354)	(3,355)
0.650	03/18/2022	TBD(2)	(1,423)	(1,424)
1.090	03/18/2022	TBD(2)	(13,746)	(13,752)
RBC	0.940	01/10/2022	07/11/2022	(14,997)	(15,029)
1.080	02/15/2022	05/17/2022	(5,589)	(5,596)
RTA	0.607	03/15/2022	04/01/2022	(19,461)	(19,467)
0.840	08/09/2021	05/09/2022	(19,398)	(19,504)
0.840	01/07/2022	01/05/2023	(10,505)	(10,520)
1.090	04/01/2022	07/01/2022	(19,339)	(19,339)
1.520	03/17/2022	06/21/2022	(4,823)	(4,826)
SBI	0.000	03/18/2022	TBD(2)	(3,590)	(3,590)
SCX	(0.440)	01/19/2022	04/19/2022	EUR	(3,315)	(3,664)
0.480	01/11/2022	04/11/2022	$(53,716)	(53,774)
SGY	0.490	03/18/2022	TBD(2)	(3,971)	(3,971)
SOG	0.550	10/12/2021	04/27/2022	(1,790)	(1,795)
0.550	12/22/2021	05/04/2022	(1,457)	(1,459)
0.550	02/15/2022	04/27/2022	(6,138)	(6,143)
0.570	03/18/2022	TBD(2)	(3,404)	(3,405)
0.756	10/06/2021	04/06/2022	(7,579)	(7,608)
0.800	03/02/2022	06/02/2022	(13,956)	(13,966)
0.900	02/10/2022	05/13/2022	(3,940)	(3,945)
0.950	02/10/2022	05/13/2022	(24,049)	(24,081)
1.030	01/26/2022	07/28/2022	(33,372)	(33,434)
TDM	0.470	03/18/2022	TBD(2)	(1,340)	(1,340)
0.600	03/18/2022	TBD(2)	(1,847)	(1,848)
UBS	0.500	03/18/2022	TBD(2)	(5,693)	(5,694)
0.510	01/07/2022	04/07/2022	(60,331)	(60,402)
0.510	01/11/2022	04/11/2022	(18,175)	(18,196)
0.510	01/12/2022	04/12/2022	(10,894)	(10,906)
0.510	01/20/2022	04/07/2022	(1,382)	(1,383)
0.510	03/30/2022	04/07/2022	(17,907)	(17,908)
0.580	03/17/2022	04/14/2022	(5,416)	(5,418)
0.600	03/18/2022	TBD(2)	(2,628)	(2,628)
0.650	03/18/2022	TBD(2)	(20,448)	(20,454)
0.680	02/11/2022	05/12/2022	(40,214)	(40,251)
1.250	03/04/2022	06/02/2022	(12,050)	(12,062)

Total Reverse Repurchase Agreements	$(1,705,133)

(k)	Securities with an aggregate market value of $1,996,866 and cash of $16,277 have been pledged as collateral under the terms of master agreements as of March 31, 2022.
(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,741,119) at a weighted average interest rate of 0.641%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	5.092%	EUR	1,000	$64	$(67)	$(3)	$2	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	5.282	13,300	739	(882)	(143)	45	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829	6,200	(642)	439	(203)	0	(11)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.999	18,300	(1,384)	575	(809)	0	(22)

$(1,223)	$65	$(1,158)	$47	$(33)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	18,400	$674	$3,304	$3,978	$0	$(207)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	BRL	77,400	(14)	(691)	(705)	4	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023	3,100	0	0	0	0	0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		2,000	0	0	0	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		5,200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		2,500	0	0	0	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		5,200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		10,700	0	(3)	(3)	0	(1)
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		1,300	0	0	0	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		5,300	0	(2)	(2)	0	0
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		13,400	0	(5)	(5)	0	(1)
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		10,700	0	(4)	(4)	0	(1)
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		17,500	0	(6)	(6)	0	(1)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		1,000	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		700	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		800	0	0	0	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		2,200	0	5	5	1	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		3,700	0	10	10	1	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		1,900	0	6	6	1	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		1,800	0	5	5	1	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		3,800	0	12	12	1	0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(7,669)	(5,147)	203	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		1,200	0	1	1	1	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		600	0	0	0	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		600	0	1	1	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		300	0	1	1	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		1,400	0	5	5	1	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		3,200	0	13	13	2	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		124,200	0	618	618	65	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		$40,100	(57)	(821)	(878)	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		574,100	(9,673)	(37,197)	(46,870)	0	(11)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		6,300	(352)	(359)	(711)	4	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		76,800	0	4,636	4,636	0	(72)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		43,200	(62)	(2,334)	(2,396)	36	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		25,450	2,132	1,354	3,486	0	(73)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		10,500	297	(858)	(561)	35	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		114,200	(2,036)	16,392	14,356	0	(938)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	56,300	5,293	860	6,153	0	(392)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	109,600	12	(190)	(178)	2	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		238,900	(10)	(404)	(414)	4	0

							$(1,274)	$(23,322)	$(24,596)	$364	$(1,697)

Total Swap Agreements							$(2,497)	$(23,257)	$(25,754)	$411	$(1,730)

(m)

Securities with an aggregate market value of $12,740 and cash of $30,063 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		04/2022 «			$745		RUB	103,309	$455		$0
		05/2022		CAD	9,853		$7,740		0		(141)
		05/2022		CHF	971		1,054		1		0
		05/2022		EUR	5,152		5,707		0		(1)
		05/2022		GBP	99,417		134,447		3,879		0
		05/2022		IDR	7,759,745		542		1		0
		05/2022			$2,326		EUR	2,038	0		(68)
		06/2022			2,209		ZAR	33,905	91		0
		07/2022			2,185		PEN	8,779	178		0
		08/2022 «			154		RUB	24,038	100		0
BPS		05/2022		EUR	188,615		$212,734		4,269		(495)
		05/2022		GBP	873		1,162		16		0
		05/2022		IDR	63,759,824		4,446		7		0
		05/2022			$14,228		EUR	12,842	27		(28)
		05/2022			19		MXN	394	1		0
		05/2022			1,425		ZAR	22,531	109		0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

06/2022	PLN	129	$30	0	(1)
08/2022	MXN	14,113	643	0	(51)
08/2022	$1,398	ZAR	22,377	108	0
11/2022	4,054	65,421	307	0
BRC	05/2022	GBP	4,202	$5,523	4	0
06/2022 «	$161	RUB	19,338	55	0
CBK	04/2022	19,037	MXN	413,124	1,683	0
04/2022 «	968	RUB	74,196	0	(97)
05/2022	MXN	1,650	$80	0	(3)
05/2022 «	$1,321	RUB	112,207	75	(116)
06/2022	MXN	1,464	$69	0	(4)
06/2022 «	$79	RUB	9,283	25	0
07/2022	PEN	71,585	$17,643	0	(1,613)
07/2022	$1,479	PEN	5,809	84	0
08/2022	4,617	17,358	47	0
10/2022	957	3,781	52	0
11/2022	2,495	9,902	142	0
12/2022	18,563	77,853	2,116	0
MYI	04/2022	BRL	116,788	$23,668	0	(862)
04/2022	$22,381	BRL	116,788	2,149	0
04/2022 «	715	RUB	89,526	340	0
05/2022	IDR	11,275,055	$788	3	0
05/2022	$23,486	BRL	116,788	848	0
05/2022	5,620	EUR	5,047	6	(35)
05/2022	4,339	GBP	3,312	11	0
05/2022 «	1,388	RUB	107,662	0	(161)
06/2022 «	1,020	130,814	442	0
06/2022	1,931	ZAR	29,967	101	0
SCX	04/2022 «	1,990	RUB	151,861	0	(207)
UAG	04/2022 «	RUB	161,291	$1,407	0	(486)
04/2022 «	$8,603	RUB	673,034	0	(702)
05/2022 «	RUB	108,054	$902	0	(329)
05/2022	$1,294	GBP	984	0	(2)
05/2022 «	9,031	RUB	713,254	0	(904)
06/2022	PLN	28,787	$6,616	0	(187)
06/2022 «	$818	RUB	97,413	270	0

Total Forward Foreign Currency Contracts	$18,002	$(6,493)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	6.686%	EUR	2,000	$(56)	$(14)	$0	$(70)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	$700	$0	$21	$21	$0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	2,600	(1)	(83)	0	(84)
Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	900	0	25	25	0

$(1)	$(37)	$46	$(84)

Total Swap Agreements	$(57)	$(51)	$46	$(154)

(o)

Securities with an aggregate market value of $2,782 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$592,723	$159,882	$752,605
Corporate Bonds & Notes
Banking & Finance	0	227,193	16,156	243,349
Industrials	0	522,264	123,204	645,468
Utilities	0	189,111	0	189,111
Convertible Bonds & Notes
Banking & Finance	0	30,209	0	30,209
Industrials	0	19,358	0	19,358
Municipal Bonds & Notes
Puerto Rico	0	36,055	0	36,055
West Virginia	0	2,434	0	2,434
U.S. Government Agencies	0	39,245	0	39,245
Non-Agency Mortgage-Backed Securities	0	835,460	800	836,260
Asset-Backed Securities	0	256,763	44,087	300,850
Sovereign Issues	0	111,231	0	111,231
Common Stocks
Financials	918	0	19,846	20,764
Rights
Financials	0	0	647	647
Preferred Securities
Financials	0	53,664	0	53,664
Industrials	0	0	12,457	12,457
Real Estate Investment Trusts
Financials	65,504	0	0	65,504
Short-Term Instruments
Repurchase Agreements	0	67,600	0	67,600
U.S. Treasury Bills	0	124,483	0	124,483
U.S. Treasury Cash Management Bills	0	83,906	0	83,906

Total Investments	$66,422	$3,191,699	$377,079	$3,635,200

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	411	0	411
Over the counter	0	16,286	1,762	18,048

$0	$16,697	$1,762	$18,459
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,730)	0	(1,730)
Over the counter	0	(3,645)	(3,002)	(6,647)

$0	$(5,375)	$(3,002)	$(8,377)

Total Financial Derivative Instruments	$0	$11,322	$(1,240)	$10,082

Totals	$66,422	$3,203,021	$375,839	$3,645,282

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases(1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)

Investments in Securities, at Value
Loan Participations and Assignments	$98,710	$103,002	$(45,811)	$913	$(1,095)	$(3,388)	$26,823	$(19,272)	$159,882	$(1,826)
Corporate Bonds & Notes
Banking & Finance	0	17,379	0	263	0	(1,486)	0	0	16,156	(1,486)
Industrials	0	85,723	(1,134)	(7)	0	984	37,638	0	123,204	984
Convertible Bonds & Notes
Banking & Finance	1,211	0	(1,095)	0	0	(116)	0	0	0	0
Non-Agency Mortgage-Backed Securities	1,000	0	0	0	0	(200)	0	0	800	(200)
Asset-Backed Securities	22,057	33,560	0	51	0	(11,581)	0	0	44,087	(11,581)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2022 (Unaudited)

Common Stocks
Financials	0	38,680	0	0	0	(18,834)	0	0	19,846	(18,835)
Rights
Financials	0	0	0	0	0	647	0	0	647	648
Preferred Securities
Industrials	12,789	0	0	0	0	(332)	0	0	12,457	(331)

	$135,767	$278,344	$(48,040)	$1,220	$(1,095)	$(34,306)	$64,461	$(19,272)	$377,079	$(32,627)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$1,763	$0	$0	$1,763	$1,763

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(3,003)	$0	$0	$(3,003)	$(3,003)

Totals	$135,767	$278,344	$(48,040)	$1,220	$(1,095)	$(35,546)	$64,461	$(19,272)	$375,839	$(33,867)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$36,310	Discounted Cash Flow			Discount Rate			4.620 - 5.570	5.197
		14,046	Indicative Market Quotation			Broker Quote			39.500	—
		7,314	Other Valuation Techniques(3)			—			—	—
		28,690	Proxy Pricing			Base Price			64.500 - 102.208	92.262
		27,338	Recent Transaction			Purchase Price			0.000 - 100.000	100.000
		46,184	Third Party Vendor			Broker Quote			97.875 - 100.250	98.511
Corporate Bonds & Notes
Banking & Finance		16,156	Proxy Pricing			Base Price			74.120 - 100.000	86.096
Industrials		86,700	Discounted Cash Flow			Discount Rate			9.037	—
		36,504	Reference Instrument			Weighted Average		BRL	52.705	—
Non-Agency Mortgage-Backed Securities		800	Other Valuation Techniques(3)			—			—	—
Asset-Backed Securities		3,167	Discounted Cash Flow			Discount Rate			8.000	—
		40,920	Proxy Pricing			Base Price			84.210 - 117,765.786	70,652.072
Common Stocks
Financials		19,846	Indicative Market Quotation			Broker Quote			30.500	—
Rights
Financials		647	Other Valuation Techniques(3)			—			—	—
Preferred Securities
Industrials		12,457	Comparable Companies/Discounted Cash Flow			Book Value Multiple/Discount Rate		X/%	0.262/20.183	—
Financial Derivative Instruments - Assets
Over the counter		1,763	Other Valuation Techniques(3)			—			— —
Financial Derivative Instruments - Liabilities
Over the counter		(3,003)	Other Valuation Techniques(3)			—			— —

Total		$375,839

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PDOLS I LLC, CLM 4365 LLC and RLM 4365 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, exempted companies, were formed as wholly owned subsidiaries acting as an investment vehicles for the PIMCO Dynamic Income Opportunities Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
PDOLS I LLC	01/15/2021	0.0%
CLM 4365 LLC	01/15/2021	0.0%
RLM 4365 LLC	01/15/2021	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued

Notes to Financial Statements (Cont.)

pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CEW	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
BOM	Bank of Montreal	CIB	Canadian Imperial Bank of Commerce	RTA	RBC (Barbados) Trading Bank Corp.
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.
BPG	BNP Paribas Securities Corp.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc	SGY	Societe Generale, NY
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SOG	Societe Generale Paris
BYL	Barclays Bank PLC London Branch	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC
BYR	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"